UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22253

Nuveen AMT-Free Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
April 30, 2013

Nuveen Municipal Value Fund, Inc.
NUV

Nuveen AMT-Free Municipal Value Fund
NUW

Nuveen Municipal Income Fund, Inc.
NMI

Nuveen Enhanced Municipal Value Fund
NEV

April 13

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	15

Portfolios of Investments	19

Statement of Assets and Liabilities	57

Statement of Operations	58

Statement of Changes in Net Assets	59

Financial Highlights	62

Notes to Financial Statements	66

Reinvest Automatically, Easily and Conveniently	77

Glossary of Terms Used in this Report	79

Additional Fund Information	83

Chairman’s
Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office is coming to an end. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds’ risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Board has enthusiastically encouraged these initiatives.

The Nuveen Fund Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this or a subsequent shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
Chairman of the Board
June 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

Portfolio managers Tom Spalding, Chris Drahn and Steve Hlavin discuss key investment strategies and the six-month performance of these four national Funds. Tom has managed NUV since its inception in 1987, adding NUW at its inception in 2009, Chris assumed portfolio management responsibility for NMI in January 2011 and Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility for this Fund in 2010.

What key strategies were used to manage these Funds during this six-month reporting period ended April 30, 2013?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. During this period, NUV and NUW found value in health care and broad-based essential services bonds backed by taxes or other revenues. We also purchased tobacco credits when we found attractive valuation levels, which resulted in an increase in our allocation to these bonds, in NUV, NUW and NEV. NMI also emphasized health care bonds (especially hospitals), toll roads and prepaid gas credits, as well as a number of education-related names. In NEV, we added broad-based essential services bonds backed by taxes or other revenues which included Oak Park Mall in Overland, Kansas. We also purchased transportation bonds, including Ohio River Bridge toll way bonds, two charter school bonds in Florida, as well as MuniMae bonds, tax-exempt bonds for the multi-family housing segment.

During this reporting period, each of these Funds took steps to enhance its positioning relative to risk, including credit risk and interest rate risk. In NUV and NUW, this involved purchasing higher credit quality bonds, with the goal of positioning the Funds slightly more defensively. NMI emphasized bonds with longer maturities in the A rated category to take advantage of more attractive yields at the longer end of the municipal yield curve. In NEV, we worked to reduce the interest rate risk of the Fund by allowing its duration to migrate lower until it was positioned neutrally relative to its benchmark. This was accomplished by

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

taking advantage of opportunities to reinvest the proceeds from sales, bond calls and matured bonds in segments of the yield curve other than the long end.

In NUV, NUW and NMI, cash for new purchases was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this reporting period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible.

NEV experienced several bond calls, as well as reinvestment proceeds from the Fund’s secondary shelf offering. Overall, selling in all of the Funds was rather limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of April 30, 2013, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NEV also invested in forward interest rates swaps to help reduce the duration of the Fund’s portfolio. During the reporting period as the Fund’s duration mitigated lower, we reduced our interest rate swaps. During this period, these swaps had a mildly positive impact on performance. NEV still had swaps in place at period end.

How did the Funds perform during the six-month reporting period ended April 30, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2013. Each Fund’s total returns are compared with the performance of a corresponding market index and Lipper classification average.

For the six-months ended April 30, 2013, the total returns on net asset value (NAV) for NUV, NUW and NMI exceeded the return on the S&P Municipal Bond Index. NUV and NMI also outperformed the average return for the Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average, while NUW trailed this Lipper average by a narrow margin. For the same period, NEV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of derivatives in NEV, credit exposure and sector allocation. In addition, NEV’s use of leverage was an important

6	Nuveen Investments

positive factor in its performance during this period. Leverage is discussed in more detail later in this report.

Municipal bonds with longer maturities generally outperformed those with shorter maturities during this reporting period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a major positive contributor to the performance of these Funds. Overall, NEV was the most advantageously positioned in terms of duration and yield curve, with the longest duration among these Funds. All of the Funds tended to be overweight in the longer segments of the yield curve that performed well and underweight at the shorter end of the curve that underperformed. In particular, the Funds benefited from their holdings of long duration bonds, many of which had zero percent coupons, which generally outperformed the market. During this period, NUV, NUW and NMI were overweight in zero coupon bonds.

Although NEV benefited from its longer duration, this Fund used forward interest rate swaps to reduce duration and moderate interest rate risk, as previously described. Because the interest rate swaps were used to hedge against a potential rise in interest rates, the swaps performed well and had a positive impact on NEV’s total return performance for the period, which was offset by the Fund’s overall duration and yield curve positioning and the strong performance of its municipal bond holdings.

Credit exposure was another important factor in the Funds’ performance during these six months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, all of these Funds benefited from their holdings of lower rated credits, especially NMI, which held the largest allocation of bonds rated BBB and the fewest combined AAA and AA rated bonds. Heavier weightings of AAA rated bonds in NUV and AA rated bonds in NEV detracted from these Funds’ performance, although this was offset to a large degree in NEV by the Fund’s strong exposure to non-rated and subinvestment grade credits.

During this reporting period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation, education, water and sewer and industrial development revenue (IDR) bonds. All of these Funds benefited from their overweighting in health care, with NUV, NUW and NMI having the

Nuveen Investments	7

heaviest weightings. In addition, NUV, NUW and NEV had good weightings in transportation, especially toll roads in NEV. NEV also was helped by its overweighting in higher education and IDRs. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of April 30, 2013, all of these Funds, especially NUV and NUW, were overweight in tobacco bonds, which boosted their performance as tobacco credits rallied.

NEV’s performance also benefited from improvement in one distressed holding: American Airlines bonds. This issue recovered meaningfully during the period, which was advantageous for the Fund’s overall performance.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Although their exposure to pre-refunded bonds declined over this reporting period, NUV held a significantly heavier weighting of pre-refunded bonds than NMI. As newer Funds, NUW and NEV had substantially smaller allocations of pre-refunded bonds. General obligation (GO) bonds and housing and utilities (e.g., resource recovery, public power) credits also lagged the performance of the general municipal market for this period. All four of these Funds had relatively lighter exposures to GOs, which lessened the impact of these holdings.

Shareholders also should be aware of issues impacting some of the Funds’ non-state holdings. In December 2012, Moody’s down-graded Puerto Rico GO bonds to Baa3 from Baa1 based on Puerto Rico’s ongoing economic problems, unfunded pension liabilities, elevated debt levels and structural budget gaps. In addition, during July 2012, bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also were downgraded by Moody’s to Aa3 from Aa2. The downgrade of the COFINA bonds was due mainly to the performance of Puerto Rico’s economy and its impact on the projected growth of sales tax revenues, and not to any sector or structural issues. In addition, the COFINA bonds were able to maintain a higher rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support the commonwealth’s GO bonds. All of these Funds have exposure to Puerto Rico bonds, the majority of which are the dedicated sales tax bonds issued by COFINA.

8	Nuveen Investments

During this period, we also added to our Puerto Rico holdings in NUV and NUW based on the credit strength of these bonds. These holdings were generally purchased as part of our efforts to keep the Funds fully invested and to provide higher yields, added diversification and triple exemption (i.e., exemption from federal, state, and local taxes). For the reporting period ended April 30, 2013, Puerto Rico paper generally underperformed the market as whole. Because most of our holdings were the COFINA bonds, the overall impact on performance was minimal, differing from Fund to Fund in line with the type and amount of its holdings. As we continue to emphasize Puerto Rico’s stronger credits, we view the COFINA bonds as potentially long-term holdings and note that the commonwealth recently introduced various sales tax enforcement initiatives aimed at improving future collections.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NEV, relative to its comparative index was its use of leverage. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Funds over this reporting period.

As of April 30, 2013, the Funds’ percentages of effective leverage are shown in the accompanying table.

	Effective
	Leverage	*
NUV	1.78%
NUW	6.99%
NMI	8.77%
NEV	31.96%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

10	Nuveen Investments

Share Information

DIVIDEND INFORMATION

During the current reporting period ended April 30, 2013, the Funds’ monthly dividends to shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NUV	NUW	NMI	NEV
November	$0.0370	$0.0670	$0.0475	$0.0800
December	0.0370	0.0670	0.0475	0.0800
January	0.0370	0.0670	0.0475	0.0800
February	0.0370	0.0670	0.0475	0.0800
March	0.0370	0.0670	0.0475	0.0800
April	0.0370	0.0670	0.0475	0.0800

Long-Term Capital Gain*	$—	$0.0090	$—	$—
Ordinary Income Distribution*	$0.0035	$—	$0.0016	$0.0031

Market Yield**	4.27%	4.58%	4.59%	5.91%
Taxable-Equivalent Yield**	5.93%	6.36%	6.38%	8.21%

*	Distribution paid in December 2012.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2013, all of the Funds in this report had positive UNII balances, based on our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	11

SHARE EQUITY SHELF PROGRAMS

NUV, NUW and NEV have each filed a registration statement with the Securities and Exchange Commission (SEC) authorizing each Fund to issue an additional 19.6 million, 1.2 million and 1.9 million shares, respectively, through a equity shelf program. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per share.

During the current reporting period, NUV, NUW and NEV sold shares through their equity shelf program at a weighted average premium to NAV per share as shown in the accompanying table.

		Weighted Average
	Shares Sold through	Premium to NAV
Fund	Equity Shelf Program	Per Share Sold
NUV	1,027,916	1.18%
NUW	163,893	1.71%
NEV	1,535,527	2.74%

Refer to Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

SHARE REPURCHASES

During November 2012, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

OTHER SHARE INFORMATION

As of April 30, 2013, and during the current reporting period, the share prices of the Funds were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$10.40	$17.81	$11.75	$16.04
Share Price	$10.39	$17.57	$12.41	$16.24
Premium/(Discount) to NAV	-0.10%	-1.35%	5.62%	1.25%
6-Month Average
Premium/(Discount) to NAV	-0.07%	0.85%	5.83%	2.48%

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

14	Nuveen Investments

Nuveen Municipal Value Fund, Inc. (NUV)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NUV at NAV	3.08%	8.15%	6.53%	5.64%
NUV at Share Price	2.39%	6.67%	6.04%	6.58%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	2.67%	7.79%	5.89%	5.09%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	22.0%
Health Care	19.5%
U.S. Guaranteed	11.9%
Transportation	11.6%
Tax Obligation/General	9.9%
Consumer Staples	7.8%
Utilities	6.1%
Other	11.2%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	19.8%
AA	28.8%
A	23.7%
BBB	15.9%
BB or Lower	7.0%
N/R	2.3%

States1
(as a % of total investments)
California	14.4%
Illinois	13.9%
Texas	9.0%
New York	6.7%
Florida	4.8%
Colorado	4.8%
Washington	4.5%
Michigan	4.0%
Ohio	3.3%
Wisconsin	3.2%
Puerto Rico	3.2%
Louisiana	3.1%
New Jersey	2.9%
Indiana	2.1%
Pennsylvania	1.9%
Other	18.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	15

Nuveen AMT-Free Municipal Value Fund (NUW)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception4
NUW at NAV	2.50%	8.53%	10.98%
NUW at Share Price	(3.64)%	8.28%	9.45%
S&P Municipal Bond Index	2.01%	5.74%	7.53%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	2.67%	7.79%	8.32%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	22.5%
Tax Obligation/Limited	21.0%
Transportation	11.2%
Tax Obligation/General	10.4%
Utilities	8.6%
Consumer Staples	8.5%
Water and Sewer	6.1%
Other	11.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	5.4%
AA	32.8%
A	36.7%
BBB	16.1%
BB or Lower	6.5%
N/R	1.1%

States1
(as a % of total investments)
Illinois	10.7%
California	10.0%
Florida	8.2%
Wisconsin	7.6%
Louisiana	7.4%
Ohio	6.7%
Texas	5.9%
Indiana	5.6%
Colorado	5.2%
Puerto Rico	4.8%
Michigan	4.4%
Arizona	4.2%
Other	19.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
4	Since inception returns are from 2/25/09.

16	Nuveen Investments

Nuveen Municipal Income Fund, Inc. (NMI)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMI at NAV	3.26%	9.02%	7.76%	6.31%
NMI at Share Price	0.41%	10.73%	8.92%	6.56%
S&P Municipal Bond Index	2.01%	5.74%	6.08%	5.16%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	2.67%	7.79%	5.89%	5.09%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	20.7%
Tax Obligation/Limited	17.1%
Education and Civic Organizations	12.9%
Tax Obligation/General	10.6%
Transportation	6.7%
Utilities	6.5%
Water and Sewer	6.2%
U.S. Guaranteed	5.9%
Other	13.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	9.8%
AA	24.1%
A	30.6%
BBB	23.5%
BB or Lower	5.0%
N/R	5.5%

States1
(as a % of total investments)
California	19.5%
Illinois	10.8%
Texas	8.7%
Colorado	8.5%
Missouri	7.2%
Wisconsin	5.0%
New York	4.7%
Florida	4.3%
Ohio	4.1%
Pennsylvania	3.8%
Kentucky	2.8%
Indiana	1.9%
Other	18.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.

Nuveen Investments	17

Nuveen Enhanced Municipal Value Fund (NEV)
Performance Overview and Holding Summaries as of April 30, 2013

Average Annual Total Returns as of April 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception5
NEV at NAV	4.49%	12.36%	9.89%
NEV at Share Price	3.56%	12.72%	8.95%
S&P Municipal Bond Index	2.01%	5.74%	5.90%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	3.21%	10.58%	9.83%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1,4
(as a % of total investments)
Tax Obligation/Limited	21.9%
Health Care	15.2%
Transportation	14.2%
Education and Civic Organizations	11.6%
Tax Obligation/General	9.9%
Consumer Staples	6.4%
Long-Term Care	4.7%
Housing/Multifamily	3.9%
Other	12.2%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA	51.2%
AA	13.7%
A	12.0%
BBB	11.3%
BB or Lower	10.8%

States1
(as a % of total investments)
California	18.0%
Illinois	12.4%
Florida	6.5%
Georgia	5.9%
Ohio	5.7%
Pennsylvania	5.3%
Wisconsin	5.1%
Michigan	4.9%
Colorado	3.9%
Arizona	3.7%
Texas	3.5%
New York	3.3%
Washington	2.0%
Other	19.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of Other Assets Less Liabilities from the table.
4	Excluding investments in derivatives.
5	Since inception returns are from 9/25/09.

18	Nuveen Investments

Nuveen Municipal Value Fund, Inc.
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 98.2%
	Alaska – 0.9%
$3,335	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured	12/14 at 100.00	AA+	$3,534,833
5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	5,198,950
3,000	Anchorage, Alaska, General Obligation Bonds, Series 2003B, 5.000%, 9/01/23 (Pre-refunded 9/01/13) – FGIC Insured	9/13 at 100.00	AA+ (4)	3,048,120
5,405	CivicVentures, Alaska, Anchorage Convention Center Revenue Bonds, Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	A1	5,819,618
2,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B+	2,339,275
19,240	Total Alaska			19,940,796
	Arizona – 0.6%
2,500	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,830,425
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	2,291,596
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	6,291,320
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A2	1,005,360
11,675	Total Arizona			12,418,701
	Arkansas – 0.1%
1,150	Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Refunding & Improvement Series 2007, 4.750%, 10/01/33 – SYNCORA GTY Insured	10/17 at 100.00	A–	1,239,010
	California – 14.1%
6,235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Series 2006, 0.000%, 6/01/33	6/13 at 100.00	CCC	1,602,395
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,486,350
6,000	5.000%, 4/01/37	4/16 at 100.00	A+	6,533,280
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,588,137
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	2,381,276
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/22 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	2,575,575
	California State, General Obligation Bonds, Series 2003:
7,450	5.250%, 2/01/28	8/13 at 100.00	A1	7,534,632
2,235	5.000%, 2/01/33	8/13 at 100.00	A1	2,257,663
	California State, General Obligation Bonds, Series 2003:
5,360	5.250%, 2/01/28 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	5,427,429
1,790	5.250%, 2/01/28 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	1,812,518
8,425	5.000%, 2/01/33 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	8,527,364
590	5.000%, 2/01/33 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa	597,045
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	17,295,200
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	5,571,650
6,480	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/13 at 100.00	BBB	6,500,153

Nuveen Investments	19

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	$3,851,563
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,164,948
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 – AGM Insured	8/18 at 100.00	Aa1	5,425,000
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	A+	2,260,068
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured	8/17 at 42.63	Aa2	5,709,292
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)	No Opt. Call	Aaa	25,452,900
21,150	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 100.00	Aaa	21,236,292
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
11,830	5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	12,396,420
15,000	5.000%, 6/01/45	6/15 at 100.00	A2	15,652,950
3,540	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	3,559,789
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
11,060	4.500%, 6/01/27	6/17 at 100.00	B	10,789,030
7,870	5.000%, 6/01/33	6/17 at 100.00	B	7,259,918
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,306,440
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA–	5,057,865
6,280	Los Angeles County Metropolitan Transportation Authority, California, Proposition A First Tier Senior Sales Tax Revenue Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AAA	6,330,868
4,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	N/R	4,086,760
	Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,734,525
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,661,235
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	A+	1,246,379
4,405	Moreland School District, Santa Clara County, California, General Obligation Bonds, Series 2004D, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA+	1,559,018
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	4,853,560
7,200	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C, 0.000%, 8/01/29 – NPFG Insured	8/17 at 54.45	Aa2	3,345,480
3,600	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa3	1,680,516
4,900	Ontario, California, Certificates of Participation, Water System Improvement Project, Refunding Series 2004, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	AA	5,119,030
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,662,926
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	4,028,637
2,780	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	Baa2	2,910,326
8,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.625%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	8,498,400

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	BBB+	$15,903,479
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	1,773,274
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	1,721,605
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41	2/21 at 100.00	BBB	291,035
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
11,990	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa2	6,943,889
14,740	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	Baa2	4,971,212
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,671,200
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Aaa	7,770,716
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured	No Opt. Call	Aa1	3,609,650
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	2,004,620
1,300	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	Aa1	1,519,544
355,130	Total California			302,711,026
	Colorado – 4.7%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	5,097,600
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	AA–	5,222,450
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,928,446
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	17,408,414
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	Baa2	779,565
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2012A, 5.000%, 3/01/41	3/22 at 100.00	Aa2	2,289,180
18,915	Denver, Colorado, Airport System Revenue Refunding Bonds, Series 2003B, 5.000%, 11/15/33 (Pre-refunded 11/15/13) – SYNCORA GTY Insured	11/13 at 100.00	A+ (4)	19,406,223
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa2	10,042,032
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa2	6,623,030
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	Baa2	1,957,000
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,500	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa2	3,677,325
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa2	2,891,525
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,992,950
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.700%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured	6/16 at 100.00	N/R (4)	8,110,480
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 11/01/26	11/21 at 100.00	Baa1	5,994,450
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	4,377,488
136,415	Total Colorado			100,798,158

Nuveen Investments	21

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.3%
$1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	$1,632,465
8,670	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34 (5)	11/17 at 100.00	N/R	4,085,998
10,170	Total Connecticut			5,718,463
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	10,185,200
	Florida – 4.7%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,385,080
4,285	Escambia County Health Facilities Authority, Florida, Revenue Bonds, Ascension Health Credit Group, Series 2002C, 5.750%, 11/15/32	11/13 at 100.00	AA+	4,343,790
10,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	10,736,900
2,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	2,773,331
3,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	3,191,760
1,995	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/21 – FGIC Insured	10/13 at 100.00	AA	2,035,399
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A–	5,360,600
4,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A–	4,471,761
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/46	8/21 at 100.00	A	11,275,170
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/29	10/20 at 100.00	A	4,538,480
9,340	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	Aa2	10,537,668
2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	3,195,974
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/43 (WI/DD, Settling 5/07/13)	11/22 at 100.00	BBB+	3,435,023
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	Baa2	9,737,660
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,698,125
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	16,140,545
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,764,508
92,790	Total Florida			101,621,774
	Georgia – 0.8%
10,240	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.000%, 11/01/38 – FGIC Insured	5/13 at 100.00	A1	10,272,051
2,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/33 – NPFG Insured	5/13 at 100.00	A1	2,507,750
4,400	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	4,663,824
17,140	Total Georgia			17,443,625
	Hawaii – 0.3%
7,140	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1997A, 5.650%, 10/01/27 – NPFG Insured	10/13 at 100.00	Baa2	7,218,897

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 13.6%
$17,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured	No Opt. Call	A+	$11,363,214
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AAA	1,714,530
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
2,585	4.750%, 1/01/30 – AGM Insured	1/16 at 100.00	AA–	2,758,738
5,000	4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA–	5,324,350
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	7/13 at 100.00	Aa3	286,089
2,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,894,947
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	BBB	2,408,959
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – AGM Insured	12/16 at 100.00	AA–	3,291,981
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	10,120,518
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	3,573,971
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B:
1,615	5.250%, 11/01/20 (Pre-refunded 11/01/13) – AGM Insured	11/13 at 100.00	Aa3 (4)	1,655,730
385	5.250%, 11/01/20 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	AA (4)	397,932
5,000	Illinois Development Finance Authority, Gas Supply Revenue Bonds, Peoples Gas, Light and Coke Company, Series 2003E, 4.875%, 11/01/38 (Mandatory put 11/01/18) – AMBAC Insured (Alternative Minimum Tax)	11/13 at 101.00	A1	5,158,300
28,030	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	24,422,259
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured	No Opt. Call	A2	1,564,092
1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	2,166,600
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	3,386,070
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.266%, 7/01/15 (IF)	No Opt. Call	Aa1	6,451,035
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,331,550
4,845	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,629,502
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	6,169,632
4,260	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,661,548
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,846,500
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,237,750
8,435	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/22 – AMBAC Insured	8/13 at 100.00	BBB	8,450,858
2,735	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	3,207,717
5,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 – AMBAC Insured	6/15 at 101.00	A	5,446,800
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A2	744,349
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (WI/DD, Settling 5/16/13)	1/23 at 100.00	AA–	6,333,861
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	3,282,650

Nuveen Investments	23

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
$12,320	0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A3	$11,626,507
9,270	0.010%, 6/15/18 – FGIC Insured	No Opt. Call	AAA	8,495,584
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
7,010	0.000%, 6/15/17 – FGIC Insured (ETM)	No Opt. Call	A (4)	6,783,086
3,800	0.000%, 6/15/18 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	3,607,036
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AAA	6,644,335
3,385	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AAA	2,757,523
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	2,819,571
11,670	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	5,956,135
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	9,606,600
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AAA	2,117,115
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AAA	8,392,253
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	7,630,560
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AAA	7,718,500
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	3,563,501
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	7,624,057
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	13,444,872
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
3,775	5.500%, 6/15/20 – NPFG Insured	6/17 at 101.00	AAA	4,391,722
5,715	5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	6,615,341
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured	No Opt. Call	AA	8,256,043
1,160	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 – AGC Insured	3/17 at 100.00	AA–	1,190,334
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	A	3,260,640
4,900	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	5,182,142
550	Tri-City Regional Port District, Illinois, Port and Terminal Facilities Revenue Refunding Bonds, Delivery Network Project, Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	520,531
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured	No Opt. Call	N/R	1,357,697
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	688,349
3,680	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/16 – FGIC Insured	No Opt. Call	A+	3,501,778
2,945	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/15 – AGM Insured	No Opt. Call	AA–	2,865,956
372,950	Total Illinois			290,899,800
	Indiana – 2.0%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/14 at 100.00	BB+	295,377
2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,800,705
1,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,725,378
3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	3,126,570

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	$2,179,440
6,735	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	7,337,446
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	10,634,875
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,727,448
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	9,566,731
4,230	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.750%, 1/15/32	7/20 at 100.00	N/R	4,595,726
49,925	Total Indiana			43,989,696
	Iowa – 0.3%
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	6,865,670
	Kansas – 1.0%
10,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	10,397,500
17,010	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	11,453,513
27,010	Total Kansas			21,851,013
	Kentucky – 0.1%
910	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured	7/13 at 100.00	Baa2	912,220
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	1,916,723
2,660	Total Kentucky			2,828,943
	Louisiana – 3.1%
2,310	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/13 at 100.00	BBB–	2,804,779
5,450	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB–	6,552,535
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	13,735,320
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	5,340,190
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
3,620	5.250%, 5/15/38	5/17 at 100.00	Baa1	3,811,426
1,900	5.375%, 5/15/43	5/17 at 100.00	Baa1	2,009,288
5,000	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/37 – NPFG Insured	No Opt. Call	A+	5,501,600
26,095	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/13 at 100.00	A–	26,238,783
61,525	Total Louisiana			65,993,921
	Maine – 0.1%
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3	1,273,535
	Maryland – 0.5%
2,500	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	2,574,375

Nuveen Investments	25

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	$1,797,750
5,600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33	8/14 at 100.00	A2	5,890,584
9,600	Total Maryland			10,262,709
	Massachusetts – 1.3%
4,595	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	5/13 at 100.50	BBB+	4,621,835
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	560,350
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2005C, 5.000%, 7/15/35	No Opt. Call	AAA	3,273,690
1,359	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	8/13 at 100.00	D	1,164,538
1,072	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 6.375%, 2/15/43	8/13 at 100.00	D	107,134
1,608	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 6.625%, 2/15/43	8/13 at 100.00	D	16
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,601,829
12,100	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	13,060,498
1,630	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6, 5.500%, 8/01/30	8/13 at 100.00	Aaa	1,636,487
28,164	Total Massachusetts			27,026,377
	Michigan – 3.9%
9,910	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/13 at 100.00	B–	9,220,165
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	1,546,737
5,000	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding Senior Lien Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	5,001,150
2,500	Detroit Water Supply System, Michigan, Water Supply System Revenue Refunding Second Lien Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA–	2,548,600
3,700	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	4,132,234
1,760	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/16 – NPFG Insured	10/13 at 100.00	Baa2	1,745,850
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
8,000	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	8,090,400
3,000	4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	2,911,710
1,250	Detroit, Michigan, Second Lien Water Supply System Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	7/13 at 100.00	A	1,250,075
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%, 7/01/26 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+ (4)	3,024,030
3,395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,863,883
7,445	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 – FGIC Insured	7/18 at 100.00	AA+	8,421,412
1,265	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2005B, 4.750%, 7/01/34 – BHAC Insured	No Opt. Call	AA+	1,330,261
3,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.750%, 7/01/37	7/21 at 100.00	A+	3,386,040
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,242,580

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$4,500	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA	$5,012,640
	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
5,000	7.900%, 10/01/21	10/13 at 100.00	Caa2	4,449,350
3,500	8.000%, 10/01/31	10/13 at 100.00	Caa2	3,114,545
8,460	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	9,306,169
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,475,036
2,090	Troy Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Development & Refunding Series 2001, 5.500%, 11/01/15 – NPFG Insured	5/13 at 100.00	Baa2	2,112,363
81,340	Total Michigan			84,185,230
	Minnesota – 0.9%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	AA–	1,815,118
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,824,611
2,300	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,423,763
6,730	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A–	7,065,221
17,155	Total Minnesota			19,128,713
	Missouri – 1.3%
6,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA–	6,098,760
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	13,550,160
3,465	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	3,737,384
4,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	4,058,040
25,465	Total Missouri			27,444,344
	Montana – 0.2%
3,750	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Puget Sound Energy, Series 2003A, 5.000%, 3/01/31 – AMBAC Insured	3/14 at 100.00	A–	3,793,275
	Nebraska – 0.3%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%, 2/01/39	2/18 at 100.00	Aa1	5,747,000
	Nevada – 1.1%
2,500	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2003A, 5.125%, 9/01/29 (Pre-refunded 9/01/13) – RAAI Insured	9/13 at 100.00	N/R (4)	2,540,300
5,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	5,883,150
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	10,253,300
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.608%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	3,744,700
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B2	1,552,875
21,500	Total Nevada			23,974,325

Nuveen Investments	27

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.1%
$1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	$1,683,795
	New Jersey – 2.8%
9,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/13 at 100.00	B	9,034,020
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	3,593,601
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/34	1/17 at 41.49	BBB+	1,674,405
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	Aaa	7,549,875
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	14,136,600
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	11,459,610
205	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	236,152
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	121,882
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	121,974
930	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,001,861
7,165	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	7,202,473
5,345	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	4,708,357
95,395	Total New Jersey			60,840,810
	New Mexico – 0.1%
1,365	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,617,416
	New York – 6.6%
10,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	10,590,200
8,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	8,818,665
3,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	3,614,506
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A	2,183,320
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	14,157,726
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/31	12/16 at 100.00	BB+	1,570,672
10,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	N/R	11,007,200
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	10,101,077
5,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,854,640
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	5,624,600
	New York City, New York, General Obligation Bonds, Fiscal Series 2003J:
1,450	5.500%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,456,612
385	5.500%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	386,756
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
190	5.250%, 8/15/24	8/14 at 100.00	AA	201,822
255	5.250%, 8/15/25	8/14 at 100.00	AA	270,728

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
$7,810	5.250%, 8/15/24 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (4)	$8,309,840
5,745	5.250%, 8/15/25 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (4)	6,112,680
10,355	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2012A, 2.000%, 6/15/13	No Opt. Call	AAA	10,379,852
820	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C, 5.500%, 6/01/18	6/13 at 100.00	AA–	823,616
28,810	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	6/13 at 100.00	AA–	28,940,509
8,575	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	10,065,164
133,010	Total New York			140,470,185
	North Carolina – 0.6%
1,500	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33	6/13 at 100.00	AA+	1,505,355
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,221,610
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	1,682,190
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/20 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,553,415
2,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31	10/17 at 100.00	AA–	2,107,580
2,010	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	2,289,330
11,510	Total North Carolina			12,359,480
	North Dakota – 0.5%
7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	9,791,657
	Ohio – 3.3%
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	11,249,900
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,745	5.375%, 6/01/24	6/17 at 100.00	B–	5,417,018
1,775	5.125%, 6/01/24	6/17 at 100.00	B–	1,647,733
5,805	5.875%, 6/01/30	6/17 at 100.00	B	5,207,491
17,165	5.750%, 6/01/34	6/17 at 100.00	B	15,056,280
3,520	6.000%, 6/01/42	6/17 at 100.00	BB+	3,193,626
11,940	5.875%, 6/01/47	6/17 at 100.00	B	10,668,032
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	15,332,923
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	2,104,666
74,095	Total Ohio			69,877,669
	Oklahoma – 0.8%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,546,300
9,955	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.125%, 2/15/31	2/14 at 100.00	A	10,101,139
5,045	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.125%, 2/15/31 (Pre-refunded 2/15/14)	2/14 at 100.00	AA+ (4)	5,240,796
16,400	Total Oklahoma			16,888,235

Nuveen Investments	29

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon – 0.3%
$3,000	Oregon Department of Administrative Services, Certificates of Participation, Series 2010A, 5.000%, 5/01/13	No Opt. Call	AA	$3,000,420
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/32	10/17 at 100.00	A	3,066,263
5,860	Total Oregon			6,066,683
	Pennsylvania – 1.8%
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/43	12/22 at 100.00	AA	8,341,425
5,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Lien Series 2003B, 5.000%, 12/01/21 – NPFG Insured	No Opt. Call	A+	5,136,500
6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	6,948,955
8,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (4)	8,414,800
10,075	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AA+ (4)	10,116,610
37,075	Total Pennsylvania			38,958,290
	Puerto Rico – 3.2%
8,340	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	8,496,542
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K:
6,130	5.000%, 7/01/20	7/15 at 100.00	BBB	6,214,471
1,410	5.000%, 7/01/21	7/15 at 100.00	BBB	1,419,264
13,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	BBB	12,736,360
5,450	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/13 at 100.00	Ba1	5,449,946
1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 6.250%, 7/01/23	No Opt. Call	BBB–	1,104,500
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
3,960	5.500%, 8/01/28	No Opt. Call	A+	4,309,470
11,000	0.000%, 8/01/32	8/26 at 100.00	A+	11,641,410
4,985	6.000%, 8/01/42	8/19 at 100.00	A+	5,463,510
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,492,960
76,485	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	6,625,896
136,070	Total Puerto Rico			67,954,329
	Rhode Island – 1.2%
6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured	5/13 at 100.00	Baa1	6,258,938
19,205	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/13 at 100.00	BBB–	19,661,311
25,455	Total Rhode Island			25,920,249
	South Carolina – 1.3%
7,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29	12/14 at 100.00	AA–	7,457,870
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,118,470

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
$12,560	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA–	$7,415,047
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA–	5,355,810
4,215	Spartanburg Sanitary Sewer District, South Carolina, Sewer System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA– (4)	4,379,638
36,310	Total South Carolina			27,726,835
	Tennessee – 0.7%
10,300	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	11,610,675
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	3,204,270
13,300	Total Tennessee			14,814,945
	Texas – 8.9%
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (7)	6/13 at 100.00	N/R	5,512,500
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	2,091,460
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	6,203,236
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	408,851
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005:
4,000	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Baa2 (4)	4,279,720
31,550	5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	Baa2 (4)	33,756,279
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,567,650
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/27 – NPFG Insured	No Opt. Call	Baa2	5,632,865
3,880	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	5/13 at 100.00	BBB	3,904,172
14,355	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	Baa2	4,550,679
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	11,918,047
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	4,277,800
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	5,177,550
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	2,193,280
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,993,758
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
30,000	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	33,222,900
5,220	0.000%, 1/01/43	1/25 at 100.00	A2	5,911,702
6,320	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	7,357,554
15,450	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–	5,935,272
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	5,087,650

Nuveen Investments	31

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/13 at 101.00	CC	$147,520
3,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	AA+	3,226,230
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Trust 1201, 9.265%, 2/15/30 (IF)	2/17 at 100.00	AA–	13,628,594
4,810	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	5,529,239
5,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA–	5,901,600
1,600	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	1,715,632
2,250	Texas State University System, Financing Revenue Bonds, Refunding Series 2006, 5.000%, 3/15/27 – AGM Insured	No Opt. Call	Aa2	2,494,845
1,905	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	2,080,108
226,000	Total Texas			189,706,693
	Utah – 0.3%
3,260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured	6/15 at 100.00	N/R	3,368,754
15	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative Minimum Tax)	7/13 at 100.00	Aaa	15,017
3,700	Utah State Board of Regents, Utah State University, Revenue Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (4)	3,860,432
6,975	Total Utah			7,244,203
	Virginia – 1.2%
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,589,190
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	8,967,100
975	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/36	No Opt. Call	BBB–	318,455
6,675	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	N/R	6,979,647
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,301,752
1,650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,905,090
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,115,558
25,750	Total Virginia			25,176,792
	Washington – 4.4%
6,750	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 – FGIC Insured	9/14 at 100.00	A1	7,074,540
4,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 (Pre-refunded 7/01/13) – SYNCORA GTY Insured	7/13 at 100.00	Aa1 (4)	4,036,120
2,200	King County, Washington, Sewer Revenue Bonds, Refunding Series 2003A, 5.000%, 1/01/23 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA+ (4)	2,217,820
3,475	Port of Seattle, Washington, General Obligation Bonds, Series 2004B, 5.000%, 11/01/19 (Pre-refunded 11/01/13) – AGM Insured (Alternative Minimum Tax)	11/13 at 100.00	AAA	3,554,717

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	$4,244,373
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.375%, 12/01/33	12/20 at 100.00	Baa3	2,596,872
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA	13,844,520
8,200	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14	No Opt. Call	Aa1	8,165,068
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,630,350
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured	10/16 at 100.00	AA	5,282,100
2,580	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured	8/17 at 100.00	BBB	2,696,461
23,185	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1	23,648,236
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	5,632,081
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	9,582,420
101,365	Total Washington			95,205,678
	Wisconsin – 3.2%
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior Credit Group, Series 2010E, 5.000%, 11/15/33	11/19 at 100.00	AA+	8,084,276
6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	6,110,760
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17	2/16 at 100.00	A–	1,105,130
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	2,576,020
4,390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,828,605
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2009, 6.000%, 12/01/38	12/18 at 100.00	A+	2,842,375
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
3,500	5.750%, 5/01/35	5/21 at 100.00	A+	4,121,670
5,000	6.000%, 5/01/41	5/21 at 100.00	A+	5,929,200
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	7,376,424
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010, 5.000%, 6/01/30	6/20 at 100.00	AA–	11,116,100
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
2,490	5.750%, 5/01/33	5/19 at 100.00	AA–	2,976,023
8,945	6.250%, 5/01/37	5/19 at 100.00	AA–	10,991,527
59,915	Total Wisconsin			68,058,110

Nuveen Investments	33

Nuveen Municipal Value Fund, Inc. (continued)
NUV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.2%
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$2,330,523
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,232,266
3,885	Total Wyoming			4,562,789
$2,393,999	Total Municipal Bonds (cost $1,892,351,064) – 98.2%			2,099,485,044

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds - 0.0%
	Transportation - 0.0%
$764	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	5.500%	7/15/19	N/R	$191,084
224	Las Vegas Monorail Company, Senior Interest Bonds (8), (9)	3.000%	7/15/55	N/R	44,735
$988	Total Corporate Bonds (cost $18,793)				235,819
	Total Investments (cost $1,892,369,857) – 98.2%				2,099,720,863
	Floating Rate Obligations – (0.7)%				(14,380,000)
	Other Assets Less Liabilities – 2.5%				53,125,295
	Net Assets – 100%				$2,138,466,158

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
On April 13, 2012, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.75% to 4.26%. Additionally, the Adviser instructed the Fund’s custodian to reduce any corresponding current and past due receivable balances by an equal percentage amount.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(9)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen AMT-Free Municipal Value Fund
NUW	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alaska – 0.6%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$1,045	4.625%, 6/01/23	6/14 at 100.00	Ba1	$1,049,023
350	5.000%, 6/01/46	6/14 at 100.00	B+	313,695
1,395	Total Alaska			1,362,718
	Arizona – 4.1%
1,520	Arizona School Facilities Board, Certificates of Participation, Series 2003A, 5.000%, 9/01/13 – NPFG Insured	No Opt. Call	A+	1,544,654
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40	2/19 at 100.00	BBB	4,753,400
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,420,905
8,565	Total Arizona			9,718,959
	California – 9.8%
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34	4/19 at 100.00	A2	3,038,500
500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.050%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	846,680
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
2,365	5.000%, 6/01/45	6/15 at 100.00	A2	2,467,948
1,290	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	1,346,154
3,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	3,353,215
1,750	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2002 Series 2004, 5.000%, 8/01/29 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA– (4)	1,771,123
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	615,240
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	9,173,676
700	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa3	459,172
23,390	Total California			23,071,708
	Colorado – 5.1%
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	5,486,750
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa2	1,767,568
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–	4,677,480
12,605	Total Colorado			11,931,798
	Florida – 8.1%
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	10,976,205
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1:
2,500	6.000%, 7/01/38	7/18 at 100.00	Aa2	2,953,050
2,000	5.625%, 7/01/38	7/18 at 100.00	Aa2	2,315,460
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	229,425
865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	541,490

Nuveen Investments	35

Nuveen AMT-Free Municipal Value Fund (continued)
NUW	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	$174,750
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	5
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	38,544
910	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.450%, 5/01/23	5/17 at 100.00	N/R	899,271
2,120	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	852,219
19,165	Total Florida			18,980,419
	Georgia – 0.8%
485	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	606,449
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	1,269,990
1,485	Total Georgia			1,876,439
	Illinois – 10.6%
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	Aa3	990,960
260	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 – NPFG Insured	1/16 at 100.00	Aa2	284,760
465	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa2 (4)	521,274
1,885	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Capital Appreciation Refunding Series 2002B, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AAA	1,845,754
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 6.000%, 8/15/39	8/19 at 100.00	AA+	5,979,063
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%, 11/15/37	5/19 at 100.00	A	4,385,710
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38	11/18 at 100.00	A	6,255,250
3,960	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,184,928
560	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A+	392,599
23,665	Total Illinois			24,840,298
	Indiana – 5.5%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39	3/19 at 100.00	A+	5,942,200
3,650	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A–	3,977,478
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%, 1/01/39	1/19 at 100.00	A+	2,378,860
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	719,770
11,650	Total Indiana			13,018,308
	Iowa – 1.2%
3,025	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	2,917,915

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.3%
$955	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	$643,040
	Louisiana – 7.3%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA–	6,077,450
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
7,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	7,402,640
275	5.500%, 5/15/47	5/17 at 100.00	Baa1	292,443
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	3,457,201
15,530	Total Louisiana			17,229,734
	Maine – 2.0%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Tender Option Bond Trust 2009-5B, 13.500%, 7/01/39 (IF) (6)	7/19 at 100.00	Aa2	4,691,478
	Massachusetts – 0.6%
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.340%, 8/01/38 (IF)	8/19 at 100.00	AAA	1,479,310
	Michigan – 4.4%
3,100	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Refunding Senior Lien Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	3,163,922
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	5,056,500
1,050	Huron Valley School District, Oakland and Livingston Counties, Michigan, General Obligation Bonds, Refunding Series 2008, 5.000%, 5/01/13 – AGM Insured	No Opt. Call	Aa2	1,050,137
1,750	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/26 – AGM Insured	10/16 at 61.33	AA–	1,006,845
10,900	Total Michigan			10,277,404
	Nevada – 3.3%
1,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AAA	1,193,160
250	Clark County, Nevada, Senior Lien Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	Aa2	266,915
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	6,207,269
6,665	Total Nevada			7,667,344
	New Jersey – 2.8%
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,135	7.125%, 12/01/23	6/19 at 100.00	A–	2,737,497
3,000	7.500%, 12/01/32	6/19 at 100.00	A–	3,737,280
5,135	Total New Jersey			6,474,777
	New York – 1.6%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,699,870
130	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	152,591
3,130	Total New York			3,852,461
Nuveen Investments	37

Nuveen AMT-Free Municipal Value Fund (continued)
NUW	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 6.6%
$5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2009A, 5.750%, 2/15/39 – AGC Insured	2/19 at 100.00	AA–	$5,718,650
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	6/17 at 100.00	B	1,897,303
5,910	6.500%, 6/01/47	6/17 at 100.00	B	5,744,106
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (4)	2,217,540
15,025	Total Ohio			15,577,599
	Puerto Rico – 4.8%
4,390	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	4,472,400
500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.000%, 7/01/22 – FGIC Insured	No Opt. Call	BBB	502,530
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	3,287,970
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bonds Trust 11851, 18.702%, 2/01/16 (IF)	No Opt. Call	AA–	2,901,200
10,390	Total Puerto Rico			11,164,100
	Rhode Island – 2.9%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39	5/19 at 100.00	A–	3,512,940
3,240	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/13 at 100.00	BBB+	3,272,076
6,240	Total Rhode Island			6,785,016
	South Carolina – 1.3%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA–	3,052,840
	Texas – 5.8%
3,550	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/31	8/16 at 46.64	Aaa	1,551,421
5,400	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	6,081,156
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A+	5,087,650
1,000	Texas State, General Obligation Bonds, Public Financing Authority, Refunding Series 2011, 4.000%, 10/01/13	No Opt. Call	Aaa	1,016,160
14,950	Total Texas			13,736,387
	Virgin Islands – 0.5%
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,176,260
	Virginia – 1.1%
2,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38	1/19 at 100.00	BBB+	2,472,380
	Wisconsin – 7.5%
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33	10/13 at 100.00	A	5,012,750
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	1,757,864

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	$10,888,020
15,500	Total Wisconsin			17,658,634
$222,135	Total Investments (cost $187,164,584) – 98.6%			231,657,326
	Other Assets Less Liabilities – 1.4%			3,295,486
	Net Assets – 100%			$234,952,812

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Municipal Income Fund, Inc.
NMI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6%
$1,000	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	$1,051,810
500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	502,685
1,500	Total Alabama			1,554,495
	Arizona – 0.6%
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	589,180
	California – 19.8%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A+	4,161,541
	Brea Olinda Unified School District, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,603,560
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	1,567,942
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,514,507
450	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	B2	456,278
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	250,485
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.000%, 6/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	A2 (4)	2,612,250
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.000%, 10/01/29	10/19 at 100.00	BBB+	426,510
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB–	1,037,500
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa	1,508,385
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	955,470
500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	512,885
250	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	275,763
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	424,023
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	284,053
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24	2/21 at 100.00	A–	467,983
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22	12/21 at 100.00	A	1,207,470
21,480	Total California			19,266,605
	Colorado – 8.6%
1,000	Adams State College, Colorado, Institutional Enterprise Revenue Bonds, Series 2012, 5.000%, 5/15/37	5/22 at 100.00	Aa2	1,154,350
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA	1,093,150
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A–	1,040,960
175	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 4.000%, 12/01/38 – AGM Insured	12/22 at 100.00	AA–	181,564
1,750	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 4.000%, 11/15/43	11/22 at 100.00	A+	1,802,518

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/32 – AGM Insured	12/22 at 100.00	AA–	$1,051,360
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	1,175,350
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	651,149
250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	248,138
7,695	Total Colorado			8,398,539
	Connecticut – 1.0%
825	Capitol Region Education Council, Connecticut, Revenue Bonds, Series 1995, 6.750%, 10/15/15	10/13 at 100.00	BBB	828,589
95	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)	7/13 at 100.00	BBB	95,359
920	Total Connecticut			923,948
	District of Columbia – 0.7%
570	District of Columbia, Revenue Bonds, The Association of American Medical Colleges Issue, Series 2011A, 5.000%, 10/01/30	10/23 at 100.00	A+	654,565
	Florida – 4.4%
750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	768,210
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	6/13 at 100.00	N/R	100,026
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	BBB+	592,580
885	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	1,012,369
525	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	592,662
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	571,387
590	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	590,277
3,865	Total Florida			4,227,511
	Georgia – 0.9%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	568,705
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	348,588
800	Total Georgia			917,293
	Illinois – 11.0%
340	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	7/13 at 100.00	N/R	340,925
1,500	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	8/13 at 100.00	BBB	1,503,990
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098, 18.012%, 8/15/15 – AGC Insured (IF) (6)	No Opt. Call	AA–	1,432,000
250	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	280,710
450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A	546,498
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	595,070

Nuveen Investments	41

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	$279,363
1,000	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	Baa2	1,003,560
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC	102,520
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	1,650,315
1,305	North Chicago, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 11/01/25 – FGIC Insured	11/15 at 100.00	N/R	1,427,526
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/27	10/22 at 100.00	Baa1	503,370
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	978,560
9,565	Total Illinois			10,644,407
	Indiana – 1.9%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB+	585,071
605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	644,174
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	614,610
1,630	Total Indiana			1,843,855
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26	10/21 at 100.00	BBB–	909,357
	Kansas – 0.5%
480	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	496,824
	Kentucky – 2.9%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	602,975
310	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	332,859
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,877,640
2,310	Total Kentucky			2,813,474
	Louisiana – 0.9%
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA–	562,155
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
50	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	53,754
275	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (4)	295,537
825	Total Louisiana			911,446
	Maryland – 1.4%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,143,130
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	225,387
1,210	Total Maryland			1,368,517

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 1.6%
$355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A+	$388,051
1,025	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	1,189,461
1,380	Total Michigan			1,577,512
	Mississippi – 0.5%
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/13 at 100.00	BBB	501,565
	Missouri – 7.4%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	295,576
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	4,635,610
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	1,078,220
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	580,945
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 5.250%, 10/01/20	10/18 at 103.00	BBB–	581,340
6,715	Total Missouri			7,171,691
	Montana – 1.2%
1,200	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/13 at 100.00	B	1,204,308
	Nebraska – 0.5%
400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.050%, 9/01/30	5/21 at 100.00	Aa3	453,812
	New Jersey – 0.5%
500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	440,445
	New York – 4.8%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	753,757
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	BBB+ (4)	1,009,010
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	475,664
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	311,052
2,025	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41	8/13 at 100.00	N/R	2,132,690
4,320	Total New York			4,682,173
	North Dakota – 0.4%
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	375,639
	Ohio – 4.2%
520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	B	464,604
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	1,059,720

Nuveen Investments	43

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/36	8/21 at 100.00	A2	$1,947,208
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	558,810
3,770	Total Ohio			4,030,342
	Oregon – 1.0%
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/29	6/22 at 100.00	A1	985,167
	Pennsylvania – 3.9%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/40	5/22 at 100.00	AA	1,115,390
1,000	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	No Opt. Call	A–	1,058,550
460	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	521,327
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB+	1,081,260
3,460	Total Pennsylvania			3,776,527
	Puerto Rico – 0.7%
640	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	701,434
	Rhode Island – 1.1%
1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/13 at 100.00	BBB–	1,023,760
	South Carolina – 0.6%
475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	Baa1 (4)	622,868
	Tennessee – 1.1%
1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,068,090
500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5)	11/17 at 100.00	N/R	1,245
1,500	Total Tennessee			1,069,335
	Texas – 8.8%
1,500	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	1,507,515
105	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43 (WI/DD, Settling 5/16/13)	1/23 at 100.00	Baa2	113,696
350	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	437,231
1,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A	1,022,720

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015:
$850	20.256%, 1/01/38 (IF) (6)	1/18 at 100.00	A3	$1,386,486
150	20.366%, 1/01/38 (IF) (6)	1/18 at 100.00	A3	248,760
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA	154,896
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	324,524
850	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/28	No Opt. Call	A3	925,548
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	944,397
405	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	488,029
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	521,715
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25	8/13 at 51.84	AAA	23,289
955	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25 (Pre-refunded 8/15/13)	8/13 at 51.84	Aaa	494,881
7,950	Total Texas			8,593,687
	Virgin Islands – 0.5%
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	494,029
	Virginia – 0.3%
250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	288,650
	Washington – 0.5%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	526,070
	Wisconsin – 5.1%
1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A–	1,179,444
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	308,540
755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	843,675
1,385	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University, Series 2012, 4.000%, 10/01/32	10/22 at 100.00	A2	1,468,100

Nuveen Investments	45

Nuveen Municipal Income Fund, Inc. (continued)
NMI	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.500%, 5/01/31	5/21 at 100.00	A+	$1,157,810
4,480	Total Wisconsin			4,957,569
$94,795	Total Investments (cost $87,552,675) – 101.8%			98,996,599
	Floating Rate Obligations – (3.4)%			(3,335,000)
	Other Assets Less Liabilities – 1.6%			1,549,276
	Net Assets – 100%			$97,210,875

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Enhanced Municipal Value Fund
NEV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	National – 1.2%
$1,975	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2013A-5, 5.000%, 1/31/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$1,976,501
2,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2000B, 5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	11/13 at 100.00	Ba2	2,000,480
3,975	Total National			3,976,981
	Alabama – 1.3%
2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	2,010,740
2,950	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.000%, 2/01/42 – AGM Insured (4)	8/13 at 100.00	AA–	2,212,500
4,950	Total Alabama			4,223,240
	Arizona – 3.9%
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	2,304,420
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General Obligation Bonds, Series 2009, 6.500%, 7/15/31	7/19 at 100.00	BBB	2,754,500
1,030	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47	7/21 at 100.00	BB	1,118,611
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	CCC	284,781
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	N/R	2,160,580
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
50	5.000%, 12/01/32	No Opt. Call	A–	56,823
2,000	5.000%, 12/01/37	No Opt. Call	A–	2,246,900
1,904	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,953,961
11,804	Total Arizona			12,880,576
	California – 18.7%
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1, 5.000%, 4/01/34	4/19 at 100.00	AA	5,759,450
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.157%, 10/01/16 (IF)	No Opt. Call	Aa1	1,549,004
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 3878, 24.342%, 10/01/33 (IF) (5)	10/19 at 100.00	AA	3,852,377
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
1,700	24.685%, 2/15/23 (IF) (5)	8/20 at 100.00	AA–	3,382,745
300	24.685%, 2/15/23 (IF) (5)	8/20 at 100.00	AA–	602,490
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,241,940
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	567,240
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	502,528
275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured	7/16 at 100.00	AA+	302,165
490	Etiwanda School District, California, Coyote Canyon Community Faculties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	539,500
845	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	886,870

Nuveen Investments	47

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$880	Folsom Public Financing Authority, California, Subordinate Special Tax Revenue Bonds, Series 2010A, 5.250%, 9/01/24	9/20 at 100.00	A–	$972,532
3,030	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	3,188,348
2,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011, 21.176%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	2,514,220
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
4,055	5.750%, 6/01/47	6/17 at 100.00	B	3,874,431
1,000	5.125%, 6/01/47	6/17 at 100.00	B	870,960
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 32.661%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	6,094,194
200	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA–	217,700
1,710	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 3237, 24.460%, 8/01/27 (IF)	8/18 at 100.00	Aa1	3,066,406
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 22.869%, 9/01/42 (IF) (5)	9/21 at 100.00	Aa3	2,460,880
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	602,427
100	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	C	101,938
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	1,368,792
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,372,044
1,335	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	10/13 at 100.00	BB	1,367,948
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	300,287
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	284,053
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27	2/21 at 100.00	A–	612,595
700	6.750%, 8/01/33	2/21 at 100.00	A–	868,021
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27	2/21 at 100.00	BBB	585,985
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	451,980
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	1,118,380
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Tender Option Bond Trust 3584, 21.754%, 6/01/17 (IF) (5)	No Opt. Call	AA–	3,903,792
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2007, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA–	3,313,581
1,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	6/15 at 100.00	B+	1,001,000
500	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010, 5.000%, 9/01/35	9/18 at 102.00	A	532,635
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,239,004

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	$1,118,512
47,415	Total California			62,588,954
	Colorado – 4.0%
2,025	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	2,055,557
805	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	6/13 at 100.00	N/R	805,451
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
250	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	250,018
53	5.000%, 9/01/16 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	38,267
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,800,080
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003:
1,000	7.600%, 12/01/16	6/14 at 101.00	N/R	1,087,410
500	7.700%, 12/01/17	6/14 at 101.00	N/R	544,225
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	601,816
4,030	6.500%, 11/15/38	No Opt. Call	A	5,479,833
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	867,315
11,953	Total Colorado			13,529,972
	Connecticut – 0.7%
915	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	999,217
1,165	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,331,269
2,080	Total Connecticut			2,330,486
	Delaware – 0.5%
1,630	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	7/13 at 100.00	N/R	1,630,815
	District of Columbia – 0.5%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.375%, 3/01/31	3/21 at 100.00	BBB–	1,629,705
	Florida – 6.8%
1,865	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	1,773,018
940	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	949,814
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
1,000	6.500%, 6/15/21	No Opt. Call	BB–	1,168,130
1,000	7.500%, 6/15/33	6/21 at 100.00	BB–	1,198,430
2,400	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2009-2, 4.650%, 7/01/29	7/19 at 100.00	AA+	2,533,560
1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB	1,019,220
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/30	8/20 at 100.00	A	1,194,540

Nuveen Investments	49

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	$1,856,741
1,760	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	2,013,299
3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A, 5.125%, 4/01/34 – AGC Insured	4/19 at 100.00	AA–	4,033,979
2,000	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011, 7.250%, 10/01/40	10/21 at 100.00	BBB	2,555,360
1,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	1,109,490
475	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa2	503,058
80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	61,180
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	143,980
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	44,270
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	1
20	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	10,839
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	251,784
565	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	226,915
21,095	Total Florida			22,647,608
	Georgia – 6.1%
12,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA–	13,850,400
730	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	912,799
870	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,107,962
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B–	1,587,488
2,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B–	2,771,075
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	104,576
150	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	183,869
17,590	Total Georgia			20,518,169
	Illinois – 12.9%
3,315	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 3.730%, 6/15/23	6/13 at 100.00	N/R	3,315,464
2,000	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (4)	6/13 at 100.00	N/R	2,205,000
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series 2005, 6.000%, 12/01/24 – AGM Insured	12/21 at 100.00	AA–	2,478,900
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,118,710
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	3,288,930
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
1,605	20.671%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	2,220,710
1,540	16.706%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	2,013,211

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/13 at 100.00	N/R	$1,001,970
1,000	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	2/15 at 100.00	BB–	1,014,910
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/36	4/16 at 100.00	Baa3	3,999,840
1,180	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.250%, 8/15/36	8/15 at 105.00	A+	1,278,837
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	1,048,600
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Tender Option Bond Trust 4285:
690	17.853%, 8/15/20 (IF) (5)	No Opt. Call	AA+	1,090,034
150	17.853%, 8/15/20 (IF) (5)	No Opt. Call	AA+	229,740
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds Trust 11-16B, 26.942%, 8/15/39 (IF) (5)	8/19 at 100.00	AA+	3,826,563
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,122,840
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	558,725
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908, 26.647%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	867,385
1,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	1,150,480
2,235	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	1,921,809
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	7/13 at 100.00	Baa2	501,780
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30	1/16 at 100.00	CCC	1,264,608
1,515	5.250%, 1/01/36	1/16 at 100.00	CCC	705,990
1,000	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	1,032,220
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	1,223,200
1,500	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007, 6.625%, 6/01/37	6/17 at 103.00	N/R	1,555,125
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,080,760
39,845	Total Illinois			43,116,341
	Indiana – 1.7%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB+	1,539,215
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,622,940
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 7.750%, 9/01/31	9/21 at 100.00	N/R	2,474,980
4,895	Total Indiana			5,637,135
	Iowa – 0.2%
650	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	649,955

Nuveen Investments	51

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 1.5%
$1,430	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	$1,480,122
3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	3,575,053
4,995	Total Kansas			5,055,175
	Louisiana – 1.5%
2,710	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	3,046,799
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 17.801%, 5/01/33 (IF)	5/20 at 100.00	AA	1,855,810
3,875	Total Louisiana			4,902,609
	Massachusetts – 1.8%
1,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	7/13 at 100.00	BBB	1,000,110
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	738,031
795	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	895,098
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	15,360
2,385	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	2,392,489
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30 (Alternative Minimum Tax)	6/20 at 100.00	AA–	1,076,800
8,805	Total Massachusetts			6,117,888
	Michigan – 5.1%
9,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/27 – AGM Insured (UB) (5)	No Opt. Call	Aa2	11,445,962
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – AGM Insured	5/17 at 100.00	Aa2	3,184,935
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	2,395,827
14,615	Total Michigan			17,026,724
	Mississippi – 0.2%
485	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (4)	2/21 at 102.00	N/R	96,990
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/13 at 100.00	BBB	501,565
985	Total Mississippi			598,555
	Missouri – 0.5%
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	1,010,540
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	BBB–	682,502
1,640	Total Missouri			1,693,042
	Nebraska – 0.3%
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	Aa1	1,113,150

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.7%
$2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	$2,257,480
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 3265, 31.964%, 4/01/17 (IF)	No Opt. Call	AA	3,312,295
3,670	Total Nevada			5,569,775
	New Hampshire – 0.4%
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Rivermead Issue, Series 2011B:
400	5.550%, 7/01/17	7/13 at 100.00	N/R	400,692
1,100	5.300%, 7/01/17	7/13 at 100.00	N/R	1,101,661
1,500	Total New Hampshire			1,502,353
	New Jersey – 2.0%
1,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.125%, 9/15/23 (Alternative Minimum Tax)	9/13 at 100.00	B	1,053,850
1,650	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,738,572
1,730	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/26	12/19 at 100.00	AA	1,911,114
2,130	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	2,131,491
6,510	Total New Jersey			6,835,027
	New York – 3.4%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,314,236
1,225	6.250%, 7/15/40	1/20 at 100.00	BBB–	1,465,639
2,000	6.375%, 7/15/43	1/20 at 100.00	BBB–	2,393,060
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	6/21 at 100.00	BBB+	1,144,970
2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,836,550
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–	311,052
2,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	1,979,100
10,090	Total New York			11,444,607
	Ohio – 5.9%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	928,300
3,000	5.750%, 6/01/34	6/17 at 100.00	B	2,631,450
6,500	5.875%, 6/01/47	6/17 at 100.00	B	5,807,551
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	853,138
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 5.750%, 11/15/31	11/21 at 100.00	AA	3,659,250
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	1,117,620
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 29.319%, 5/01/29 (IF)	5/19 at 100.00	AA–	3,398,483
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,425,024
18,130	Total Ohio			19,820,816

Nuveen Investments	53

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.5%
$1,500	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	$1,498,140
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB	1,102,840
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB	1,673,370
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	1,278,997
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,699,980
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,108,780
1,125	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.841%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,852,706
25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/15 at 100.00	N/R	18,655
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/13 at 100.00	B–	1,004,060
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,152,300
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,350,120
525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	559,162
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/30	12/27 at 100.00	A–	3,131,880
16,710	Total Pennsylvania			18,430,990
	Puerto Rico – 1.1%
1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	994,540
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,029,230
1,500	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.250%, 7/01/15	No Opt. Call	BBB–	1,571,955
3,500	Total Puerto Rico			3,595,725
	Tennessee – 0.2%
500	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	529,835
50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/24	No Opt. Call	A	59,081
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A–	177,404
705	Total Tennessee			766,320
	Texas – 3.6%
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	310,660
1,050	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	1,311,692
265	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	7/13 at 100.00	B	266,041
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11947, 24.268%, 3/01/19 (IF)	No Opt. Call	AA	3,517,740
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	1,061,840

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	$573,364
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,237,250
810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	976,058
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,565,145
5,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002, 0.000%, 8/15/37 – AMBAC Insured	8/14 at 25.11	A–	1,180,200
16,380	Total Texas			11,999,990
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,086,760
	Vermont – 1.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,000	6.125%, 1/01/28	1/21 at 100.00	Baa2	1,159,860
1,760	6.250%, 1/01/33	1/21 at 100.00	Baa2	2,019,213
2,760	Total Vermont			3,179,073
	Virgin Islands – 0.4%
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 4.000%, 10/01/22	No Opt. Call	BBB+	1,078,270
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	277,380
1,250	Total Virgin Islands			1,355,650
	Virginia – 0.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	1,693,260
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,102,577
3,010	Total Virginia			2,795,837
	Washington – 2.1%
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	2,219,700
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,253,300
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.625%, 10/01/40	10/19 at 100.00	Baa1	2,215,120
275	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	275,129
6,275	Total Washington			6,963,249
	West Virginia – 0.2%
585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	616,537
	Wisconsin – 5.3%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	4,019,715
580	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012, 5.000%, 4/01/22	No Opt. Call	BB+	605,421
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2	1,159,740

Nuveen Investments	55

Nuveen Enhanced Municipal Value Fund (continued)
NEV	Portfolio of Investments
April 30, 2013 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	$531,965
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 21.877%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,522,850
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Tender option Bond Trust 3592, 16.876%, 10/01/20 (IF) (5)	No Opt. Call	AA–	1,317,490
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	2,241,380
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	529,420
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust 10B, 31.816%, 5/01/36 (IF) (5)	5/19 at 100.00	AA–	5,646,700
12,870	Total Wisconsin			17,574,681
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
500	6.250%, 7/01/31	7/21 at 100.00	BBB	567,270
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,834,512
2,100	Total Wyoming			2,401,782
$312,342	Total Investments (cost $292,811,686) – 104.0%			347,806,252
	Floating Rate Obligations – (5.4)%			(18,000,000)
	Other Assets Less Liabilities – 1.4% (7)			4,583,275
	Net Assets – 100%			$334,389,527

Investments in Derivatives as of April 30, 2013
Forward Swaps outstanding:

		Fund				Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (8)	Date	(Depreciation) (7)
Barclays Bank PLC	$6,500,000	Receive	3-Month USD-LIBOR	3.322%		Semi-Annually	4/24/14	4/24/34	$(546,776)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(8)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

 See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
Assets & Liabilities
April 30, 2013 (Unaudited)

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Assets
Investments, at value (cost $1,892,369,857, $187,164,584, $87,552,675 and $292,811,686, respectively)	$2,099,720,863		$231,657,326		$98,996,599		$347,806,252
Cash	244,435		221,620		671,147		—
Receivables:
Interest	29,619,109		3,924,410		1,399,345		6,976,815
Investments sold	44,272,950		10,000		25,000		95,000
Shares sold through shelf offering	—		—		—		365,092
Deferred offering costs	—		112,245		—		26,067
Other assets	283,445		331		6,046		12,949
Total assets	2,174,140,802		235,925,932		101,098,137		355,282,175
Liabilities
Cash overdraft	—		—		—		248,527
Floating rate obligations	14,380,000		—		3,335,000		18,000,000
Unrealized depreciation on swaps	—		—		—		546,776
Payables:
Dividends	6,600,953		641,325		349,070		1,609,227
Investment purchased	13,055,267		—		112,275		—
Accrued expenses:
Management fees	842,604		115,934		49,045		241,128
Directors/Trustees fees	236,320		1,616		667		8,411
Shelf offering costs	38,410		125,798		—		128,348
Other	521,090		88,447		41,205		110,231
Total liabilities	35,674,644		973,120		3,887,262		20,892,648
Net assets	$2,138,466,158		$234,952,812		$97,210,875		$334,389,527
Shares outstanding	205,566,218		13,194,175		8,272,629		20,852,494
Net asset value per share outstanding	$10.40		$17.81		$11.75		$16.04
Net assets consist of:
Shares, $.01 par value per share	$2,055,662		$131,942		$82,726		$208,525
Paid-in surplus	1,942,555,657		189,896,417		85,390,640		300,791,749
Undistributed (Over-distribution of) net investment income	10,726,540		433,432		894,136		3,703,839
Accumulated net realized gain (loss)	(24,222,707)		(1,721)		(600,551)		(24,762,376)
Net unrealized appreciation (depreciation)	207,351,006		44,492,742		11,443,924		54,447,790
Net assets	$2,138,466,158		$234,952,812		$97,210,875		$334,389,527
Authorized shares	350,000,000		Unlimited		200,000,000		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
Operations
Six Months Ended April 30, 2013 (Unaudited)

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Investment Income	$51,303,864		$6,340,581		$2,589,303		$11,323,717
Expenses
Management fees	5,081,643		699,591		296,703		1,400,314
Shareholder servicing agent fees and expenses	150,252		178		7,950		135
Interest expense	49,935		—		5,284		120,208
Custodian fees and expenses	144,831		19,012		12,114		23,599
Directors/Trustees fees and expenses	24,820		2,724		1,301		3,877
Professional fees	10,443		29,859		11,300		47,768
Shareholder reporting expenses	127,432		31,610		1,837		30,174
Stock exchange listing fees	39,102		3,609		4,276		4,235
Investor relations expense	85,952		8,641		5,534		12,686
Other expenses	33,361		7,362		3,708		5,734
Total expenses	5,747,771		802,586		350,007		1,648,730
Net investment income (loss)	45,556,093		5,537,995		2,239,296		9,674,987
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	990,579		(1,040)		19,212		672,163
Swaps	—		—		—		(105,000)
Change in net unrealized appreciation (depreciation) of:
Investments	18,886,333		197,641		866,018		2,782,672
Swaps	—		—		—		544,570
Net realized and unrealized gain (loss)	19,876,912		196,601		885,230		3,894,405
Net increase (decrease) in net assets from operations	$65,433,005		$5,734,596		$3,124,526		$13,569,392

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Changes in Net Assets (Unaudited)

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$45,556,093	$93,725,545	$5,537,995	$10,900,609
Net realized gain (loss) from:
Investments	990,579	(21,295,343)	(1,040)	154,857
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	18,886,333	165,538,735	197,641	16,545,579
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	65,433,005	237,968,937	5,734,596	27,601,045
Distributions to Shareholders
From net investment income	(46,272,295)	(94,812,770)	(5,269,728)	(10,684,764)
From accumulated net realized gains	—	(11,399,466)	(117,111)	—
Decrease in net assets from distributions to shareholders	(46,272,295)	(106,212,236)	(5,386,839)	(10,684,764)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	10,670,833	47,880,152	2,924,759	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	3,311,886	10,454,655	540,521	1,350,059
Net increase (decrease) in net assets from capital share transactions	13,982,719	58,334,807	3,465,280	1,350,059
Net increase (decrease) in net assets	33,143,429	190,091,508	3,813,037	18,266,340
Net assets at the beginning of period	2,105,322,729	1,915,231,221	231,139,775	212,873,435
Net assets at the end of period	$2,138,466,158	$2,105,322,729	$234,952,812	$231,139,775
Undistributed (Over-distribution of) net investment income at the end of period	$10,726,540	$11,442,742	$433,432	$165,165

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of
Changes in Net Assets (Unaudited) (continued)

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Operations
Net investment income (loss)	$2,239,296	$4,728,364	$9,674,987	$19,500,297
Net realized gain (loss) from:
Investments	19,212	248,877	672,163	745,212
Swaps	—	—	(105,000)	(6,106,000)
Change in net unrealized appreciation (depreciation) of:
Investments	866,018	7,177,012	2,782,672	36,071,836
Swaps	—	—	544,570	4,012,405
Net increase (decrease) in net assets from operations	3,124,526	12,154,253	13,569,392	54,223,750
Distributions to Shareholders
From net investment income	(2,369,363)	(4,699,960)	(9,622,549)	(18,547,985)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(2,369,363)	(4,699,960)	(9,622,549)	(18,547,985)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	24,797,013	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	158,111	355,454	304,201	616,205
Net increase (decrease) in net assets from capital share transactions	158,111	355,454	25,101,214	616,205
Net increase (decrease) in net assets	913,274	7,809,747	29,048,057	36,291,970
Net assets at the beginning of period	96,297,601	88,487,854	305,341,470	269,049,500
Net assets at the end of period	$97,210,875	$96,297,601	$334,389,527	$305,341,470
Undistributed (Over-distribution of) net investment income at the end of period	$894,136	$1,024,203	$3,703,839	$3,651,401

See accompanying notes to financial statements.

60	Nuveen Investments

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Nuveen Investments	61

Financial
Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending Net Asset Value	Ending Market Value
Municipal Value (NUV)
Year Ended 10/31:
2013(d)	$10.31	$.22	$.09	$.31	$(.23)	$—	$(.23)	$—		$.01		$10.40	$10.39
2012	9.65	.46	.71	1.17	(.47)	(.06)	(.53)	—	**	.02		10.31	10.37
2011	9.82	.48	(.16)	.32	(.47)	(.02)	(.49)	—		—	**	9.65	9.66
2010	9.51	.49	.30	.79	(.47)	(.01)	(.48)	—		—		9.82	10.02
2009	8.60	.49	.89	1.38	(.47)	—	(.47)	—		—		9.51	9.91
2008	10.12	.47	(1.49)	(1.02)	(.47)	(.03)	(.50)	—		—		8.60	8.65

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2013(d)	17.78	.42	.01	.43	(.40)	(.01)	(.41)	—	**	.01		17.81	17.57
2012	16.47	.84	1.29	2.13	(.82)	—	(.82)	—		—		17.78	18.66
2011	16.85	.93	(.39)	.54	(.90)	(.02)	(.92)	—		—		16.47	17.06
2010	16.20	.91	.65	1.56	(.90)	(.01)	(.91)	—		—		16.85	17.57
2009(c)	14.33	.49	1.94	2.43	(.53)	—	(.53)	(.03)		—		16.20	15.84

62	Nuveen Investments

Ratios/Supplemental Data
Total Returns	Ratios to Average Net Assets
Based
Based	on	Ending
on	Net	Net	Net	Portfolio
Market	Asset	Assets	Investment	Turnover
Value	(a)	Value	(a)	(000)	Expenses	(b)	Income (Loss	)	Rate

2.39%	3.08%	$2,138,466.54	*%	4.31	*%	6%
13.15	12.62	2,105,323.60	4.63	14
1.61	3.53	1,915,231.65	5.15	10
6.18	8.44	1,944,094.61	5.05	8
20.68	16.51	1,872,031.66	5.49	5
(3.93)	(10.51)	1,684,418.65	4.86	16

(3.64)	2.50	234,953.69	*	4.78	*	3
14.73	13.23	231,140.68	4.90	10
2.93	3.61	212,873.71	5.92	1
17.22	9.91	216,146.69	5.55	4
9.27	16.92	205,709.67	*	4.84	*	2

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities as follows:

Municipal Value (NUV)
Year Ended 10/31:
2013(d)	.00	%*
2012	.02
2011	.01
2010	.01
2009	.02
2008	.04

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2013(d)	—
2012	—
2011	—
2010	—
2009(c)	—

(c)	For the period February 25, 2009 (commencement of operations) through October 31, 2009.
(d)	For the six months ended April 30, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial
Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Offering Costs	Premium from Shares Sold through Shelf Offering	Ending Net Asset Value	Ending Market Value
Municipal Income (NMI)
Year Ended 10/31:
2013(d)	$11.66	$.27	$.11	$.38	$(.29)	$—		$(.29)	$—	$—	$11.75	$12.41
2012	10.75	.57	.91	1.48	(.57)	—		(.57)	—	—	11.66	12.66
2011	10.84	.58	(.10)	.48	(.57)	—		(.57)	—	—	10.75	11.13
2010	10.38	.58	.45	1.03	(.57)	—		(.57)	—	—	10.84	11.24
2009	9.28	.57	1.06	1.63	(.53)	—		(.53)	—	—	10.38	10.66
2008	10.77	.53	(1.52)	(.99)	(.50)	—		(.50)	—	—	9.28	9.89

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2013(d)	15.82	.47	.16	.63	(.48)	—		(.48)	(.01)	.08	16.04	16.24
2012	13.97	1.01	1.80	2.81	(.96)	—		(.96)	—	—	15.82	16.16
2011	14.78	1.01	(.89)	.12	(.93)	—		(.93)	—	—	13.97	13.70
2010	13.73	.94	1.02	1.96	(.91)	—	**	(.91)	— **	—	14.78	14.56
2009(c)	14.33	.04	(.61)	(.57)	—	—		—	(.03)	—	13.73	15.00

64	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
	Based
Based	on	Ending
on	Net	Net			Net		Portfolio
Market	Asset	Assets			Investment		Turnover
Value (a)	Value (a)	(000)	Expenses	(b)	Income (Loss	)	Rate

.41%	3.26%	$97,211.73		%*	4.66	%*	8%
19.51	14.05	96,298.78			5.09		15
4.62	4.73	88,488.77			5.61		16
11.14	10.12	89,008.77			5.47		14
13.72	18.06	84,883.81			5.85		10
(1.01)	(9.53)	75,553.86			5.08		8

3.56	4.49	334,390	1.05	*	6.13	*	2
25.68	20.67	305,341	1.12		6.73		11
1.02	1.28	269,050	1.17		7.47		33
3.52	14.73	284,682	1.07		6.64		28
—	(4.15)	244,558	1.02	*	3.25	*	1

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and/or the effect of the interest expense and fees paid on borrowings, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and Footnote 8 – Borrowing Arrangements, respectively, as follows:

Municipal Income (NMI)
Year Ended 10/31:
2013(d)	.01	%*
2012	.01
2011	.01
2010	.02
2009	.03
2008	.10

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2013(d)	.08	*
2012	.09
2011	.08
2010	.04
2009(c)	—

(c)	For the period September 25, 2009 (commencement of operations) through October 31, 2009.
(d)	For the six months ended April 30, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV), Nuveen AMT-Free Municipal Value Fund (NUW), Nuveen Municipal Income Fund, Inc. (NMI) and Nuveen Enhanced Municipal Value Fund (NEV) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisers, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisers, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds, other fixed income securities and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

66	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2013, Municipal Value (NUV) and Municipal Income (NMI) had outstanding when-issued/delayed delivery purchase commitments of $9,662,905 and $112,275. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Legal fee refund presented in the Statement of Operations reflects a refund of workout expenditures paid in a prior reporting period, when applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust,

Nuveen Investments	67

Notes to
Financial Statements (Unaudited) (continued)

at their liquidation value as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended April 30, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value (NUV	)	Value (NUW	)	Income (NMI	)	Value (NEV	)
Maximum exposure to Recourse Trusts	$7,500,000		$17,665,000		$6,005,000		$135,025,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2013, were as follows:

					Enhanced
	Municipal		Municipal		Municipal
	Value (NUV	)	Income (NMI	)	Value (NEV	)
Average floating rate obligations outstanding	$14,380,000		$3,335,000		$18,00,000
Average annual interest rate and fees	.70%		.32%		.64%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps (,net)” with the change during the reporting period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the reporting period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended April 30, 2013, Enhanced Municipal Value (NEV) continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio. The average notional amount of forward interest rate swap contracts outstanding during the six months ended April 30, 2013, was as follows:

	Enhanced
	Municipal
	Value (NEV	)
Average notional amount of forward interest rate swap contracts outstanding*	$10,200,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

68	Nuveen Investments

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Common Shares Shelf Offering and Shelf Offering Costs
Municipal Value (NUV), AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through their equity shelf programs (“Shelf Offering”). Under the Shelf Offering, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per Common share.

			AMT-Free		Enhanced
	Municipal Value (NUV)		Municipal Value (NUW)		Municipal Value (NEV)
	Six Months	Six Months	Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12	4/30/13	10/31/12
Authorized shares	19,600,000	19,600,000	1,200,000	—	1,900,000	—
Shares issued	1,027,916	4,724,522	163,893	—	1,535,527	—
Offering proceeds, net of offering costs	$10,670,833	47,880,152	$2,924,759	—	$24,797,013	—

Costs incurred by the Fund in connection with its initial Shelf Offering are recorded as a deferred charge, which will be amortized over the period such additional Common shares are sold not to exceed the one-year life of the Shelf Offering period. Ongoing Shelf Offering costs, and any additional costs the Fund may incur in connection with this Shelf Offering, are expensed as incurred.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	69

Notes to
Financial Statements (Unaudited) (continued)

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Municipal Value (NUV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,099,485,044	$—	$2,099,485,044
Corporate Bonds	—	—	235,819	235,819
Total	$—	$2,099,485,044	$235,819	$2,099,720,863

AMT-Free Municipal Value (NUW)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$231,657,326	$—	$231,657,326

Municipal Income (NMI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$98,996,599	$—	$98,996,599

Enhanced Municipal Value (NEV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$347,767,985	$38,267	$347,806,252
Derivatives:
Forward Swaps**	—	(546,776)	—	(546,776)
Total	$—	$347,221,209	$38,267	$347,259,476

*	Refer to the Fund’s Portfolio of Investments for state classifications of Municipal Bonds and a breakdown of Municipal and Corporate Bonds classified as Level 3, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

70	Nuveen Investments

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of April 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. The following Fund invested in derivative instruments during the six months ended April 30, 2013.

Enhanced Municipal Value (NEV)
Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps			Unrealized depreciation
		—	$—	on forward swaps	$546,776

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2013, on derivative instruments, as well as the primary risk exposure associated with each.

	Enhanced
	Municipal
	Value
Net Realized Gain (Loss) from Forward Swaps	(NEV	)
Risk Exposure
Interest Rate	$(105,000)

	Enhanced
	Municipal
	Value
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NEV	)
Risk Exposure
Interest Rate	$544,570

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Shares sold through shelf offering	1,027,916	4,724,522	163,893	—
Shares issued to shareholders due to reinvestment of distributions	318,695	1,048,793	30,207	79,018
Weighted average premium per shelf offering share sold	1.18%	1.60%	1.71%	—%

Nuveen Investments	71

Notes to
Financial Statements (Unaudited) (continued)

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/13	10/31/12	4/30/13	10/31/12
Shares sold through shelf offering*	—	—	1,535,527	—
Shares issued to shareholders due to reinvestment of distributions	13,330	31,313	19,039	41,066
Weighted average premium per shelf offering share sold*	—%	—%	2.74%	—%

*	Municipal Income (NMI) is not authorized to issue additional shares through a shelf offering at the end of the reporting period.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2013, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Purchases	$129,480,858		$9,458,910		$8,317,004		$31,396,761
Sales and maturities	148,626,545		6,052,069		7,417,538		7,300,747

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of April 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

`			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Cost of investments	$1,877,283,211		$186,261,260		$84,028,554		$275,162,221
Gross unrealized:
Appreciation	$231,466,845		$45,538,426		$11,783,879		$58,547,587
Depreciation	(23,409,366)		(142,360)		(150,484)		(3,903,559)
Net unrealized appreciation (depreciation) of investments	$208,057,479		$45,396,066		$11,633,395		$54,644,028

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2012, the Funds’ last tax year end, as follows:

			AMT-Free			Enhanced
	Municipal		Municipal		Municipal	Municipal
	Value		Value		Income	Value
	(NUV	)	(NUW	)	(NMI )	(NEV	)
Paid-in-surplus	$5,062		$42		$(662,788)	$—
Undistributed (Over-distribution of) net investment income	(426,083)		(202,742)		(5,094)	(1,900)
Accumulated net realized gain (loss)	421,021		202,700		667,882	1,900

72	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2012, the Funds’ last tax year end, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Undistributed net tax-exempt income *	$13,285,954		$271,049		$1,190,603		$4,711,161
Undistributed net ordinary income **	724,419		—		12,943		59,986
Undistributed net long-term capital gains	—		116,431		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2012, paid on November 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income	$93,396,470		$10,782,724		$4,698,473		$18,504,251
Distributions from net ordinary income*	2,233,875		114		—		40,449
Distributions from net long-term capital gains	10,779,851		—		—		—

*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2012, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

			Enhanced
	Municipal		Municipal
	Income		Value
	(NMI	)	(NEV	)
Expiration:
October 31, 2013	$165,764		$—
October 31, 2016	164,175		—
October 31, 2017	289,822		—
October 31, 2018	—		2,946,811
October 31, 2019	—		16,146,849
Total	$619,761		$19,093,660

During the Funds’ last tax year ended October 31, 2012, the following Funds utilized capital loss carryforwards as follows:

AMT-Free
	Municipal		Municipal
	Value		Income
	(NUW	)	(NMI	)
Utilized capital loss carryforwards	$241,126		$249,645

During the Funds’ last tax year ended October 31, 2012, the following Fund had capital loss carryforwards expire as follows:

	Municipal
	Income
	(NMI	)
Expired capital loss carryforwards	$667,114

Nuveen Investments	73

Notes to
Financial Statements (Unaudited) (continued)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a Fund after December 31, 2010, will not be subject to expiration. During the Funds’ last tax year ended October 31, 2012, the following funds generated post-enactment capital losses as follows:

Enhanced
	Municipal		Municipal
	Value		Value
	(NUV	)	(NEV	)
Post-enactment losses:
Short-term	$—		$—
Long-term	20,892,275		5,358,888

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for Municipal Value (NUV), payable monthly, is calculated according to the following schedule:

Municipal Value (NUV)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	.1500%
For the next $500 million	.1250
For net assets over $1 billion	.1000

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

Municipal Value (NUV)
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee for AMT-Free Municipal Value (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV), payable monthly, is calculated according to the following schedules:
AMT-Free Municipal Value (NUW)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

Municipal Income (NMI)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

74	Nuveen Investments

Enhanced Municipal Value (NEV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2013, the complex-level fee rate for these Funds was .1661%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements
As part of its investment strategy, Enhanced Municipal Value (NEV) may use borrowings as a means of financial leverage. The Fund has entered into a $100 million (maximum commitment amount) committed, unsecured, 364-day line of credit (“Borrowings”) with its custodian bank. Interest charged on the used portion of the Borrowings is calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 1.25% or (ii) the overnight London Inter-bank Offered Rate (“LIBOR”) plus 1.25%. In addition, the Fund accrues a commitment fee of .15% per annum on the unused portion of the Borrowings.

On June 14, 2013 (subsequent to the close of this reporting period), the Enhanced Municipal Value (NEV) renewed its Borrowings, at which time the termination date was extended through June 13, 2014. All the terms of the Borrowings remained unchanged.

Nuveen Investments	75

Notes to
Financial Statements (Unaudited) (continued)

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance is recognized as a component of “Interest expense” on the Statement of Operations.

During the six months ended April 30, 2013, the Fund did not utilize its Borrowings.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

76	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	77

Reinvest Automatically
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

78	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse

Nuveen Investments	79

Glossary of Terms
Used in this Report (continued)

floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a Fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a Fund’s use of preferred stock and borrowings and investments in

80	Nuveen Investments

the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	81

Notes

82	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	83

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $224 billion as of March 31, 2013.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-A-0413D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Value Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2013

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 8, 2013